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                                                                   Exhibit 10.19
                                                                   -------------

                                   AMENDMENT

                                     to the

                           EMPLOYEES' RETIREMENT PLAN
                                OF AMETEK, INC.
                                ---------------

                                Amendment No. 3
                                ---------------

     WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

     WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1989; and

     WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

     WHEREAS, AMETEK now desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     FIRST:  A new Appendix XXVIII is hereby added to the Plan, to read in its
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entirety as follows:

                                "APPENDIX XXVIII

                     SPECIAL PROVISIONS RELATING TO CERTAIN
                      EMPLOYEES OF THE MICROFOAM DIVISION
                      -----------------------------------

          1. Notwithstanding any other provision of the Plan to the contrary, each Participant who was an Employee in the Company's Microfoam Division and who transferred his employment on the closing date of the sale of the Microfoam Division to Astro-Valcour, Inc., pursuant to the Asset Purchase Agreement dated March 21, 1995, shall be entitled to one hundred percent (100%) of his Accrued Annual Pension Account regardless of the number of years of Credited Service he completed prior to the sale.

          2. Defined terms used in this Appendix XXVIII shall have the same meaning as the identical defined terms as used in Employees' Retirement Plan of AMETEK, Inc."

          SECOND:   The provisions of this Amendment No. 3 shall be effective as
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of the closing date of the sale to Astro-Valcour, Inc.

          IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer, and its corporate seal to be affixed on this 15th day of May, 1995.


                                 AMETEK, Inc.


                                 By: /s/ Robert W. Yannarell
                                    -----------------------------
Attest:


  /s/ Dorothy M. Misetic
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(Seal)